UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2005

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas		75235-1611
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2005, the Compensation Committee of the Board of Directors of Southwest Airlines Co. (the "Company") awarded cash bonuses in respect of services rendered by its officers during 2005, which are payable on January 3, 2006. Such cash bonuses for the Company's Chief Executive Officer and the four remaining most highly paid executive officers as set forth in the Company's Proxy Statement for its 2005 Annual Meeting are as follows:

Herbert D. Kelleher, Chairman of the Board, $277,000; Gary C. Kelly, Chief Executive Officer and Vice Chairman of the Board, $385,000; Colleen C. Barrett, President and Secretary, $439,000; Jim Wimberly - Executive Vice President, Aircraft Operations, $190,000; Ron Ricks, Senior Vice President - Law, Airports and Public Affairs, $283,200.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Airlines Co.

December 30, 2005	By:	Deborah Ackerman

Name: Deborah Ackerman
Title: V.P. - General Counsel